UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 2, 2010

TERRESTAR CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33546	93-0976127
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

12010 Sunset Hills Road
Reston, VA	20190
(Address of Principal	(Zip Code)
Executive Offices)

Registrant’s telephone number, including area code:  703-483-7800

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.            Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In a Form 8-K filed on Ocotber 21, 2010, TerreStar Corporation (the “Company”) announced that it received notice from The NASDAQ Listing Qualifications Staff (the “Staff”) stating that the Staff had determined that the Company’s securities would be delisted from The NASDAQ Stock Market LLC (the “NASDAQ”), trading of the Company’s common stock would be suspended at the opening of business on Ocotber 29, 2010, and a Form 25-NSE would be filed with the Securities and Exchange Commission, which would remove the Company’s securities from listing and registration on the NASDAQ.

On November 2, 2010, the Company received correspondence from the NASDAQ’s Hearings Coordinator (“Hearings Coordinator”) indicating that on November 4, 2010, pursuant to the Hearing Coordinator’s obligations under NASDAQ Listing Rule 5830 and Rule 12d2-2 of the Securities Exchange Act, NASDAQ was going to issue a press release announcing the following:

Delisting of Securities of TerreStar Corporation from The NASDAQ Stock Market

NEW YORK, November 04, 2010 — The NASDAQ Stock Market announced today that it will delist the common stock of TerreStar Corporation. TerreStar Corporation’s stock was suspended on October 29, 2010 and has not traded on NASDAQ since that time. NASDAQ will file a Form 25 with the Securities and Exchange Commission to complete the delisting. The delisting becomes effective ten days after the Form 25 is filed. For news and additional information about the company, including the basis for the delisting and whether the company’s securities are trading on another venue, please review the company’s public filings or contact the company directly.

The Company’s common stock is currently quoted on the Pink OTC Markets Inc. (the “Pink Sheets”) under the symbol “TSTRQ.” However, the Company can give no assurance that trading in its common stock will continue on the Pink Sheets or on any other securities exchange or quotation medium.

Cautionary Statement Regarding Forward-Looking Statements

This report contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements include, without limitation, the Company's current beliefs, expectations, focus and/or plans about future events. In addition, we and our representatives may from time to time make written or oral forward-looking statements, including statements contained in filings with the Securities and Exchange Commission and in our reports to stockholders. These forward-looking statements are generally identified by the words or phrases “intend,” “may,” “could,” “should,” “expect,” “anticipate,” “plan,” “believe,” “seek,” “estimate,” “predict,” “project” or words of similar import. These forward-looking statements are based upon our current knowledge and assumptions about future events and involve risks and uncertainties that could cause our actual results, performance or achievements to be materially different from any anticipated results, prospects, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements are not guarantees of future performance. Many factors are beyond our ability to control or predict. You are accordingly cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date that we make them. We do not undertake to update any forward-looking statement that may be made from time to time by or on our behalf, unless required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRESTAR CORPORATION

By:	/s/ Douglas Brandon
Douglas Brandon
General Counsel & Secretary

Date:  November 4, 2010

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